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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) February 5, 2002



                             FOREST OIL CORPORATION
               (Exact name of registrant as specified in charter)




        New York                      1-13515                   25-0484900
 (State or other juris-              (Commission              (IRS Employer
diction of incorporation)            file number)           Identification No.)



       2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 812-1400


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ITEM 5. OTHER EVENTS.

         Forest Oil Corporation announced today drillbit reserve replacement information for 2001, which announcement is attached to this Form 8-K as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         EXHIBIT      DESCRIPTION

         99.1 Forest Oil Corporation press release dated February 5, 2002, entitled "Forest Oil Announces 2001 Drillbit Reserve Replacement of Over 250% of Production at $1.27 per MCFE."


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FOREST OIL CORPORATION
                                           (Registrant)



Dated:  February 6, 2002              By         /s/ Joan C. Sonnen
                                        ----------------------------------------
                                           Joan C. Sonnen
                                           Vice President - Controller
                                           and Chief Accounting Officer



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INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

EXHIBIT       DESCRIPTION

99.1 Forest Oil Corporation press release dated February 5, 2002, entitled "Forest Oil Announces 2001 Drillbit Reserve Replacement of Over 250% of Production at $1.27 per MCFE"